SECURITY AGREEMENT

THIS SECURITY AGREEMENT (together with all exhibits, riders or other documents attached hereto, as any or all may be amended or modified from time to time, the “Security Agreement”) is made as of the 3rd day of August, 2009, by and between PROTEA BIOSCIENCES, INC., a Delaware corporation (the “Debtor”), and WEST VIRGINIA WATER DEVELOPMENT AUTHORITY, acting on behalf of the WEST VIRGINIA INFRASTRUCTURE AND JOBS DEVELOPMENT COUNCIL (the “Secured Party”).

WITNESSETH:

The Secured Party and the Debtor have entered into that certain Loan Agreement of even date herewith (the “Loan Agreement”), pursuant to which the Secured Party has agreed to make a term loan to the Debtor in the principal amount of $242,630 (the “Loan”), and the Debtor has agreed to execute this Security Agreement and grant to the Secured Party a security interest in the Collateral (as hereinafter defined). Capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement or in the Uniform Commercial Code.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.        GRANT OF SECURITY INTEREST. As security for the timely payment and performance of the Obligations (as hereinafter defined) of the Debtor to the Secured Party, the Debtor does hereby grant, sell, assign, pledge, transfer and set over unto the Secured Party, on a first-priority basis, a security interest in all of its right, title and interest in and to the Collateral, and agrees that the Secured Party shall have the rights stated in this Security Agreement with respect to the Collateral, in addition to all other rights which the Secured Party may have by law.

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II.       COLLATERAL; DEFINITIONS. (a) As used herein, “Collateral” means the following described property of Debtor, whether now owned or hereafter acquired, whether now existing or hereafter existing, and wherever located: (1) all of that certain equipment more particularly described on Exhibit A attached hereto, together with all attachments, accessions, accessories, parts, increases, and additions to and all replacements of and substitutions for any of such equipment (collectively, the “Equipment”); (2) all cash and non-cash proceeds (including insurance proceeds), accounts, contract rights, general intangibles, rents, payments and all other rights arising out of the sale, lease, destruction, loss, condemnation or other taking, or other disposition of any of the Equipment; (3) all of the Debtor's right, title, and interest in and to all warranties relating to the Equipment, together with any and all other guaranties, claims, rights, remedies and privileges relating to the Equipment; and (4) all manuals, documents, plans and schematics relating to operation and maintenance of the Equipment, together with all of the Debtor's right, title and interest in and to all computer software relating to same.

(b)     In addition, as used herein, the following terms shall have the following meanings:

(1)           “Uniform Commercial Code” means the Uniform Commercial Code as in effect in the State of West Virginia, except to the extent the Uniform Commercial Code of another state shall take precedence.

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(2)           “Governmental Authority” means any (i) nation, state, county, city, town, village, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official or entity and any court or other tribunals); or (iv) body exercising or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

III.      OBLIGATIONS SECURED.  The obligations secured hereby include the following (collectively, the “Obligations”):

(a)           All obligations and indebtedness of the Debtor arising under or in any way related to the Loan Agreement, as the same may be amended from time to time;

(b)           All obligations and indebtedness of the Debtor arising under or in any way related to that certain Promissory Note of even date herewith issued by the Debtor to the Secured Party in the original principal amount of $242,630, together with all amendments, renewals, extensions and restatements of such Promissory Note;

(c)           All obligations and indebtedness of the Debtor arising under or in any way related to all other Loan Documents, as the same may be amended from time to time;

(d)           All other loans, advances, debts, liabilities, fees, obligations, covenants and duties owing by the Debtor to the Secured Party of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under or incident to the transactions described or referred to in the Loan Agreement or the other Loan Documents;

(e)           All costs and expenses of the Secured Party in the collection of the foregoing, including, but not limited to, reasonable attorneys' fees and expenses; and

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(f)           All costs and expenses of the Secured Party incurred in the protection and preservation of its rights hereunder and in the protection, preservation and sale of the Collateral, including, but not limited to, the payment of any taxes, levies, assessments, premiums of insurance on, repairs to, or maintenance or storage of the Collateral and any and all other out-of-pocket expenses of the Secured Party in connection with this Security Agreement or the Collateral, including, but not limited to, the cost of repair, if any, to realty or other property to which the Collateral is affixed and expenses in connection with any security therefor.

IV.      COVENANTS; REPRESENTATIONS AND WARRANTIES; ADDITIONAL AGREEMENTS. Debtor further covenants, represents, warrants to and agrees with the Secured Party as follows:

(a)           Maintenance and Use of Collateral. Debtor shall at all times maintain and preserve the Collateral, or cause the Collateral to be maintained and preserved, in good condition and repair, reasonable wear and tear excepted, and shall not commit any waste thereof or permit anything to be done which may materially impair the value thereof and shall remain in compliance with all applicable standards, terms, conditions, rules or regulations imposed by any Governmental Authority or by any insurance policy or warranty held by Debtor.

(b)           Sale or Transfer. Except as otherwise expressly permitted or required in the Loan Agreement or herein, the Debtor shall not voluntarily or involuntarily sell, assign, lease, transfer, pledge, hypothecate or otherwise dispose of or encumber any of the Collateral or any interest therein or permit any of such Collateral to become a fixture on or an accession to other goods or property.

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(c)           Insurance and Risk of Loss. Debtor will maintain such casualty and property insurance as required under the Loan Agreement. Risk of loss of, damage to or destruction of all Collateral is on the Debtor.

(d)           Payment or Performance by the Secured Party. The Secured Party may, but shall not be obligated to: (i) discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral; (ii) pay for required insurance on the Collateral and other insurance required herein or in the Loan Agreement; (iii) pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral; and (iv) otherwise perform, keep, observe and render true and correct the Debtor's covenants, agreements, representations and warranties hereunder and under the Loan Documents and any other documents evidencing or securing the Obligations, in each case as determined by the Secured Party to be necessary. The Debtor will reimburse the Secured Party on demand for any payment so made or any expense incurred by the Secured Party pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Secured Party.

(e)           Information and Actions Regarding Collateral. The Debtor will furnish to the Secured Party from time to time if and as requested current lists of the Collateral; and, if and when reasonably requested by the Secured Party from time to time, will furnish to them copies of all purchase orders, billings, contracts, correspondence and other instruments or writings in any way evidencing or relating to the Collateral or the proceeds thereof.

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(f)           Possessory Collateral. The Debtor will turn over physical possession to the Secured Party of all Collateral which requires the Secured Party to have possession thereof in order to perfect the Secured Party's security interests therein, all as the Secured Party may deem necessary or advisable from time to time in order to perfect and continue perfected said security interests as first priority security interests. The Secured Party shall be deemed to have exercised reasonable care in the preservation and custody of such of the Collateral as may be in the Secured Party's possession if the Secured Party take such action for that purpose as the Debtor shall reasonably request in writing, provided that such requested action shall not in the exclusive judgment of the Secured Party impair the Secured Party's perfected first priority security interest in such Collateral or their respective rights in or the value of such Collateral, and provided further that such written request is received by the Secured Party in sufficient time to permit the Secured Party to take the requested action.

(g)           Place of Organization and Place of Business and Collateral Location. Debtor now keeps and will continue to keep its books and records concerning the Collateral at its chief executive office identified in the Loan Agreement. During the term of the Loan the Collateral will be located at the following address: 955 Hartman Road, Suite 210, Morgantown, West Virginia. If Debtor desires to remove Collateral from such location, establish a new location at which Collateral may be located, reorganize in another state, or establish a new name in which it may do business, it shall first (i) give the Secured Party at least 30 days' prior written notice of its intention to do so and provide the Secured Party with such information in connection therewith as the Secured Party may reasonably request; and (ii) take such action, satisfactory to the Secured Party, as may be necessary to maintain at all times the perfection and priority of the security interests in the Collateral granted to the Secured Party hereunder.

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V.       EVENTS OF DEFAULT.

(a)           (i) Upon the occurrence of any event of default under the Loan Agreement or any other Loan Document, or (ii) upon the failure of Debtor to perform any of its obligations under this Security Agreement in any material respect, or the failure of the Secured Party to have at any time a valid and perfected first priority security interest in the Collateral (each an “Event of Default”), then, and at any time thereafter, the Secured Party may declare all of the Obligations secured hereby immediately due and payable, without demand or notice to the Debtor, and shall have, in addition to any remedies provided herein or in the Loan Documents, or under any applicable law or in equity, all the remedies of a secured party under the Uniform Commercial Code. As permitted by such Uniform Commercial Code, the Secured Party may (1) peaceably by its own means or with judicial assistance enter Debtor's premises and take possession of the Collateral, (2) render the Collateral unusable, (3) use, operate, manage, control, maintain, repair, alter or dispose of the Collateral, and (4) require the Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party will give the Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof shall be made. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Secured Party's reasonable attorney's fees and legal expenses, incurred or expended by the Secured Party to enforce any payment due it under this Security Agreement against the Debtor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Security Agreement and the Collateral pledged hereunder. The Debtor waives all claims for damages by reason of any seizure, repossession, retention, use or sale of the Collateral under the terms of this Security Agreement.

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(b)           Without limiting the generality of the foregoing, the Secured Party shall also have the right to do any or all of the following upon the occurrence of an Event of Default:

(1)           Secured Party may take such measures, including the use or operation of the Collateral, or the repair, dismantling, removal or transportation of all or part of the Collateral, as Secured Party may deem necessary and proper for the care, protection, maintenance and preservation of the Collateral, for the preparation of the Collateral for sale, lease or other disposition, or for the most advantageous beneficial exercise of its remedies hereunder. The Secured Party shall have the right to apply for and have a trustee or receiver appointed by a court of competent jurisdiction in any action taken by the Secured Party to enforce its rights and remedies hereunder in order to manage, protect and preserve the Collateral and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Secured Obligations until a sale or other disposition of such Collateral shall be finally made and consummated. Furthermore, Debtor shall take any action which the Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Secured Party by this Security Agreement.

(2)           The Secured Party shall have the right to take possession of any agreement, lease, permit or other document evidencing or relating to any of the Collateral, and may apply for or seek, on behalf of and as attorney-in-fact for Debtor, any necessary consent to the voluntary or involuntary assignment, transfer, conveyance, sale, renewal, reissuance or other disposition of the same, and Debtor shall cooperate fully with the Secured Party in doing so and shall take all actions requested by the Secured Party in furtherance thereof.

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(3)           Secured Party shall have the right to notify the lessee under any lease of the Equipment that an Event of Default has occurred, whereupon said lessee shall make payments due under any such equipment lease directly to Secured Party until further notice from Secured Party.

(c)           The net proceeds arising from the disposition of the Collateral after deducting expenses incurred by the Secured Party will be applied to the Obligations in the order determined by the Secured Party. If any excess remains after the discharge of all of the Obligations, the same will be paid to Debtor. If after exhausting all of the Collateral there should be a deficiency, Debtor will be liable therefor to the Secured Party. Nothing contained herein will obligate the Secured Party to proceed against Debtor or any other party obligated under the Obligations or prior to proceeding against any other collateral for the Obligations prior to making a claim against the Collateral.

(d)           Whenever notice is required by law to be sent by the Secured Party to Debtor of any sale, lease or other disposition of the Collateral, 10 days' written notice sent to Debtor's address set forth in the Loan Agreement will be reasonable.

(e)           If the Secured Party sells any of the Collateral upon credit, Debtor will be credited only with payments actually made by the purchaser, received by the Secured Party and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.

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(f)           The Secured Party has no obligation to marshal any assets in favor of Debtor, or against or in payment of the Obligations or any other indebtedness owed to the Secured Party by Debtor or any other person or entity.

(g)           The Secured Party may sell the Collateral without giving any warranties as to the Collateral. The Secured Party may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

VI.      MISCELLANEOUS.

(a)           Rights and Remedies Cumulative. All rights and remedies granted the Secured Party hereunder, under the other Loan Documents, and under any agreement referred to herein, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and the Secured Party may proceed with any number of remedies at the same time until the Obligations are satisfied in full.

(b)           Power of Attorney. Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor or in Debtor's name, from time to time in the Secured Party's discretion for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement. Debtor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest, will be irrevocable and shall terminate only upon indefeasible payment in full of the Obligations and the termination of this Security Agreement. The powers conferred upon the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and will not impose any duty upon it to exercise any such powers. The Secured Party will have no obligation to preserve any rights of any third parties in the Collateral. The Secured Party will be accountable only for amounts that it actually receives as a result of the exercise of such powers.

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(c)           Further Assurances. At any time and from time to time, upon demand the Secured Party and at the Debtor's expense, the Debtor will give, execute, file and record any notice, financing statement, continuation statement, amendment statement, instrument, document or agreement that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder with respect to such security interest. The Secured Party is authorized to file financing statements, continuation statements and other documents under the Uniform Commercial Code relating to the Collateral without the signatures of the Debtor, naming Debtor as debtor and the Secured Party as secured party.

(d)           Security Interest Absolute. The obligations of the Debtor under this Agreement are independent of the Obligations and the Secured Party may bring action against the Debtor to enforce this Security Agreement regardless of whether any action is brought against Debtor or whether Debtor is joined in any such action. All rights of the Secured Party and the security interest hereunder and the obligations of the Debtor shall be absolute and unconditional and will not be affected by any amendment, renewal, waiver of or increase in the Obligations, any surrender, exchange, acceptance, compromise or release by the Secured Party of any other party, or any guarantee or any security held by it for any of the Obligations, by any delay or omission of the Secured Party in exercising any right or power with respect to any of the Obligations or any guarantee or collateral held by it for any of the Obligations, by any failure of the Secured Party to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guarantee, by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guarantee thereof, or by any other circumstance which might otherwise constitute a defense available to or a discharge of the Debtor or a third party pledgor.

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(e)           Notices. Any notice hereunder shall be in writing and shall be deemed to be given when personally delivered, by facsimile with transmission confirmed, or when sent by certified mail, postage prepaid, and addressed to the parties at their addresses set forth in the Loan Agreement. The Debtor or the Secured Party may, by written notice to the others as provided herein, designate another address for purposes hereunder.

(f)           Waiver. No delay or omission on the part of the Secured Party to exercise any right or power arising from any Event of Default will impair any such right or power or be considered a waiver of any such right or power or a waiver of any such Event of Default or an acquiescence therein, nor will the action or non-action of the Secured Party in case of any Event of Default impair any right or power arising as a result thereof. Debtor waives any right it may have to require the Secured Party to pursue any third person for any of the Obligations.

(g)           Illegality. In case any one or more of the provisions contained in this Security Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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(h)           Successors and Assigns. This Security Agreement will be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns, provided, however, that the Debtor may not assign this Security Agreement in whole or in part without the prior written consent of the Secured Party and the Secured Party at any time may assign this Security Agreement in whole or in part.

(i)            Changes in Writing. No modification, amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Debtor therefrom, will in any event be effective unless the same is in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Debtor in any case will entitle the Debtor to any other or further notice or demand in the same, similar or other circumstance.

(j)           Entire Agreement. This Security Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(k)           Governing Law; Severability. This Security Agreement, all amendments hereto, all supplements hereof, and all acts, transactions, agreements, certificates, assignments and transfers thereunder, and all rights of the parties hereto, shall be governed as to their validity, enforcement, construction and effect, and in all other respects by West Virginia law. The provisions hereof are severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

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(1)           Interpretation. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders. As used herein, the term “person” will include an individual, a corporation, an association, a partnership, a trust, an organization and any other entity. The section headings of this Security Agreement are for convenience only, and will not limit or otherwise affect any of the terms hereof.

(m)          Consent to Jurisdiction. Without limitation on the ability of Secured Parties to initiate and prosecute any action or proceeding in any applicable jurisdiction related to repayment of the Obligations, the Debtor and the Secured Party agree that any action or proceeding commenced by or on behalf of the parties arising out of or relating to the Loans and this Security Agreement and any of the other Loan Documents shall be commenced and maintained in the District Court of the United States for the Southern District of West Virginia, or the Circuit Court of Kanawha County, West Virginia, or any other court of applicable jurisdiction located in Charleston, West Virginia. The Debtor and the Secured Party also agree that a summons and complaint commencing an action or proceeding in any such West Virginia courts by or on behalf of such parties shall be properly served and shall confer personal jurisdiction on a party (to which jurisdiction said party consents and submits itself, waiving any objection based upon forum non conveniens and any objection to venue of any action instituted hereunder), if (i) served personally or by certified mail to each other party at any of its addresses noted herein, or (ii) as otherwise provided under the laws of the State of West Virginia.

(n)          Waiver of Jury Trial. The Debtor irrevocably waives any and all rights Debtor may have to a trial by jury in any action, proceeding or claim of any nature relating to this Security Agreement, any documents executed in connection with this Security Agreement, or any transaction contemplated in any of such documents. Debtor acknowledges that the foregoing waiver is knowing and voluntary. Debtor acknowledges that it has read and understands all the provisions of this Security Agreement, including the wavier of jury trial, and has been advised by counsel as necessary or appropriate.

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(o)           The terms of this Security Agreement, including the security interest created hereby, are subject to the terms of that certain Intercreditor Agreement of even date herewith by and among Secured Party, Debtor and West Virginia Economic Development Authority.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first written above.

DEBTOR:

PROTEA BIOSCIENCES, INC.

By:	/s/ Stephen Turner
	Title:	CEO

SECURED PARTY:

WEST VIRGINIA WATER DEVELOPMENT \AUTHORITY, acting on behalf of the WEST VIRGINIA INFRASTRUCTURE AND JOBS DEVELOPMENT COUNCIL

By:	/s/ [Illegible]
	Title:	Exec. Dir.

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EXHIBIT A

Instrument		Vendor	Model Number	Serial Number	Actual Cost
1	Ultrasonic Welder	Branson Ultrasonics	2000XDT	XHF09024862	$38,289.56
2	QTRAP 5500 Mass Spectrometer	Applied Biosystems	QTRAP 5500	AU11220904	$531,522.26
					$569,811.82